UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2025

AINOS, INC.
(Exact name of registrant as specified in its charter)

Texas	001-41461	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108

(858) 869-2986

(Address and telephone number, including area code, of registrant’s principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

As previously reported, on March 13, 2023, Ainos, Inc., a Texas corporation (“Ainos”, “we” or the “Company”), entered into a Convertible Note Purchase Agreement, dated as of March 13, 2023 (the “Agreement”), with ASE Test, Inc. (“ASE Test”), a shareholder of the Company’s controlling shareholder, Ainos Inc., a Cayman Islands corporation, in the principal amount of $2,000,000 (the “Principal Amount”). Pursuant to the Agreement, the Company issued Convertible Promissory Notes to ASE Test in the appropriate Principal Amount (the “Convertible Note”). The Principal Amount and six percent (6%) compounded interest of the Convertible Note is payable in cash on or before two (2) years from the effective date of the Convertible Note. If not earlier repaid, at the election of the Purchaser, the Convertible Note will be converted into shares of common stock, $0.01 par value per share of the Company, or such other securities or property for which the Convertible Note may become convertible, at a conversion price of $1.50 (adjusted to $7.50 following the 1-for-5 reverse stock split of the Company’s common stock on December 14, 2023), subject to certain adjustments described in Section 2(b) of the Convertible Note.

On March 10, 2025, the Company entered into an amendment to the Convertible Note (the “Convertible Note Amendment”) with ASE Test to (1) extend the maturity date to March 12, 2027, and (2) change the conversion price from $7.50 per share (adjusted for the 1-for-5 reverse stock split of the Company’s common stock on December 14, 2023) to a price of the lower of (a) $7.50 per share and (b) the higher of (x) the average closing price per share of Common Stock for the period of thirty (30) trading days prior to the day when the noteholder exercises the conversion right or (y) $4.50.

The foregoing description of the Convertible Note Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Convertible Note Amendment, a form of which is filed with this current report on Form 8-K as Exhibit 10.1 and is hereby incorporated herein by reference.

Item 9.01 Exhibits.

Exhibit Number	Exhibit
10.1	Amendment to Convertible Promissory Note, dated March 10, 2025, by and between Ainos, Inc. and ASE Test, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: March 10, 2025	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer